UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254	27-3051592
(Commission File No.)	(IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

  Item 8.01 Other Events

1.
The Company has started the separation process of its mined copper ore, identifying high-grade ore vs. low-grade ore. This process is being done on site. The low-grade ore will not be sent to the processing plant.

2.
On Saturday, March 29, 2014 the company starting testing the high-grade ore and sent samples to a local lab. Yesterday, the company received initial lab reports from the test samples. The results indicate the Company’s high-grade copper ore samples contained 6% copper. The company was only expecting 2.5% - 3.0%.

6% is substantially higher than what was expected.

3.	A licensed and permitted laboratory in Nazca, Peru performed this analysis.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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The Graystone Company, Inc.

Dated: April 1, 2014	By:	/s/ Paul Howarth
Name: Paul Howarth
Title: CEO

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